Exhibit 10.12

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April 15, 2014, is entered into by and among BOOT BARN, INC., a Delaware corporation (“Borrower”), BOOT BARN HOLDING CORPORATION, a Delaware corporation (“Parent Holdco”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as the sole Lender on the date hereof, and PNC in its capacity as agent for the Lenders (in such capacity, “Agent”), with reference to the following facts (terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below):

RECITALS

A.            The parties to this Amendment have previously entered into that certain Second Amended and Restated Revolving Credit and Security Agreement, dated as of May 31, 2013, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated September 23, 2013 (as so amended, and as further amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower.

B.            The parties to this Amendment now wish to further amend the Credit Agreement on the terms and conditions set forth herein.

C.            Borrower and Parent Holdco are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or any Other Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1.             Increase of Commitment Amount.  Upon the effectiveness of this Amendment, PNC’s (in its capacity as a Lender) Commitment Amount is $70,000,000 and it Commitment Percentage is 100%.

2.             Amendments to Credit Agreement.

(a)           The defined terms “Increasing Lender” and “New Lender” are hereby deleted from the Section 1.2 of the Credit Agreement in their entirety.

(b)           The following defined terms are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:

“April 2014 Bonus Payments” shall mean the payment of bonuses to employees and directors of Borrower or Parent Holdco who are holders of vested options of Parent Holdco to be made on made on or about April 22, 2014 in an aggregate amount not to exceed $1,500,000 plus any payroll tax and similar obligations payable in connection therewith.

“April 2014 Dividend” shall mean a dividend in an amount not to exceed $40,000,000 made on or about April 22, 2014 by Borrower to Parent Holdco and in turn by Parent Holdco to the owners of its Equity Interests.

“April 2014 Transaction Documents” shall mean, collectively, the Second Amendment, the Term Loan Agreement and the other Term Loan Documents entered into on or about the Second Amendment Effective Date

“April 2014 Transactions” shall mean, collectively, (a) the transactions under the April 2014 Transaction Documents, (b) the April 2014 Dividend and (c) the April 2014 Bonus Payments.

“Second Amendment” shall mean that certain Second Amendment to Second Amended and Restated Revolving Credit and Security Agreement, dated as of the Second Amendment Effective Date, which amends this Agreement.

“Second Amendment Effective Date” shall mean April 15, 2014.

(c)           The defined term “EBITDA” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “EBITDA” shall mean, with respect to any Loan Party for any specified period: (a) the Consolidated Net Income of Borrower and its Subsidiaries for such period, plus (b) without duplication, the sum of the following amounts of Borrower and its Subsidiaries, on a consolidated basis, in each case to the extent deducted in determining Consolidated Net Income of Borrower and its Subsidiaries for such period, the sum of: (i) Consolidated Net Interest Expense, plus (ii) depreciation and amortization and other non-cash charges (including any (A) non-cash charges relating to employee equity incentive programs, (B) non-cash charges attributable to inventory revaluations as a result of the Transactions, or any Permitted Acquisition and (C) non-cash write-offs relating to impairment of assets), all in accordance with GAAP, plus (iii) net income tax expense, to the extent a positive number (including franchise and foreign withholding taxes and any state business, unitary, gross receipts or similar tax), to the extent deducted in the calculation of Consolidated Net Income, plus (iv) payment-in-kind interest, plus (v) proceeds from business interruption insurance for loss of income (whether or not such loss of income was deducted in determining Consolidated Net Income), plus (vi) Pre-Opening Costs, plus (vii) amortized or deferred financing fee expenses to the extent not included in Consolidated Net Interest Expense, plus (viii) straight line non-cash rent adjustment to the extent rent expense included in Consolidated Net Income exceeds the applicable cash rent payments, plus (ix) [reserved], plus (x) expenses and charges (including premiums, discounts and Hedge Agreement settlement and termination costs) in such period attributable to any debt financings or refinancings, equity offerings, mergers, recapitalizations, acquisitions, investments, option buyouts, dispositions or similar transactions in an amount not to exceed $2,000,000 per fiscal year, provided that any such expenses and charges shall have been incurred prior to or no later than 180 days following the consummation of the applicable transaction, plus (xi) commencing on March 31, 2014, extraordinary or non-recurring losses not to exceed $500,000 in the aggregate or as otherwise approved by Agent, plus (xii) restructuring expenses and charges, plus (xiii) net income tax charges, plus (xiv) losses from discontinued operations not to exceed $500,000 per fiscal year, plus (xv) non-cash expenses relating to the Boot Barn Rewards Program, plus (xvi) the principal amount received from Permitted Freeman Spogli Investments (other than in respect of an Equity Cure for a default with respect to Section 7.6 of the Term Loan Agreement), plus (xvii) any earnout or other similar deferred purchase price payment obligations incurred in connection with a Permitted Acquisition, plus (xviii) non-recurring transaction costs, fees and expenses, including the April 2014 Bonus Payments, fees paid under the April 2014 Transaction Documents and costs and expenses incurred in negotiating the April 2014 Transaction Documents, incurred with respect to the April 2014 Transactions, in each case incurred prior to the Second Amendment Effective Date or within 90 days after the Second Amendment Effective Date, and minus (c) without duplication, (i) extraordinary or non-recurring gains, (ii) net income tax benefits, (iii) gains from discontinued operations and (iv) straight line non-cash rent adjustment to the extent cash rent payments exceed the applicable rent expense included in Consolidated Net Income.  Notwithstanding the foregoing, (x) it is agreed that quarterly EBITDA for the fiscal quarter ended June 29, 2013 shall be $7,259,869, quarterly EBITDA for the fiscal quarter ended September 28, 2013 shall be $6,603,834, quarterly EBITDA for the fiscal quarter ended December 28, 2013 shall be $20,281,482 and quarterly EBITDA for the fiscal quarter ended March 29, 2014 shall be $10,018,806; and (y) for purposes of this definition, EBITDA shall be determined on a pro forma basis to give effect to (i) any Permitted Acquisitions (computed utilizing the provisions of this definition together with adjustments reflecting anticipated cost savings and synergies projected by the Borrower in good faith to be realized as a result of specified actions taken or expected to be taken (which cost savings or synergies shall be subject to certification by a responsible officer of the Borrower and shall be calculated on a pro forma basis), in each case to the extent quantifiable and demonstrable and supported by a quality of earnings report prepared by an accounting firm reasonably acceptable to Agent, and in form and substance reasonably acceptable to Agent); provided, that the aggregate amount of adjustments reflecting such anticipated cost savings and synergies in any four fiscal quarter period shall not exceed ten percent (10%) of EBITDA for such period calculated prior to giving effect to such adjustments and (ii) any divestitures by Borrower or any of its Subsidiaries of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person occurring during any period, in each case, as if such transaction had occurred on the first day of such period.”

(d)           The defined term “Fixed Charge Coverage Ratio” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Fixed Charge Coverage Ratio” shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA for such period minus Unfinanced Capital Expenditures made during such period to (b) Fixed Charges for such period.”

(e)           Clause (c) of the defined term “Fixed Charges” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(c) cash dividends paid and permitted to be paid by the Loan Parties under the terms of this Agreement during such period other than the April 2014 Dividend.”

(f)            The defined term “Intercreditor Agreement” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of May 31, 2013, by and between Agent and the Term Loan Agent, as amended by that certain First Amendment to and Reaffirmation of Intercreditor Agreement, dated the Second Amendment Effective Date, as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.”

(g)           The defined term “Maximum Revolving Advance Amount” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Maximum Revolving Advance Amount” shall mean $70,000,000, as such amount may be increased pursuant to Section 2.25 hereof or decreased pursuant to Section 2.21 hereof.”

(h)           Clause (j) of the defined term “Permitted Acquisitions” is hereby amended to read as follows:

“(j) after giving effect to such acquisition, the Borrower and its Subsidiaries shall have Undrawn Availability of not less than the greater of (i) $15,000,000 or (ii) 20% of the Maximum Revolving Advance Amount; or”

(i)            The words “Frontier Mall Associates Limited Partnership” are hereby deleted from clause (g)(ii) of the defined term “Permitted Encumbrances” set forth in Section 1.2 of the Credit Agreement.

(j)            The defined term “Term Loan Agreement” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Term Loan Agreement” shall mean that certain Amended and Restated Term Loan and Security Agreement, dated April 15, 2014, as further amended and restated, amended, supplemented, or otherwise modified from time to time as permitted under this Agreement.”

(k)           Clause (iv) of Section 2.22(a) of the Credit Agreement is hereby amended to read as follows:

“(iv) provide for working capital, Capital Expenditures, Permitted Acquisitions, permitted Restricted Payments and for other general corporate purposes of Borrower (including the payment of the April 2014 Dividend, the April 2014 Bonus Payments and

costs and expense associated with the April 2014 Transactions), in each case to the extent not prohibited under this Agreement”

(l)            Section 2.25 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“2.25      Increase in Maximum Revolving Advance Amount.

(a)           Borrower may, at any time request that the Maximum Revolving Advance Amount be increased by each current Lender increasing its Commitment Amount, on a pro rata basis, subject to the following terms and conditions:

(i)            There shall exist no Event of Default or Default on the effective date of such increase after giving effect to such increase;

(ii)           After giving effect to such increase, the Maximum Revolving Advance Amount shall not exceed $80,000,000;

(iii)          Borrower may not request an increase in the Maximum Revolving Advance Amount under this Section 2.25 more than once during the Term, and no such increase in the Maximum Revolving Advance Amount shall be for an amount less than $5,000,000;

(iv)          Borrower shall deliver to Agent on or before the effective date of such increase the following documents in form and substance satisfactory to Agent: (1) certification of its corporate secretary or other authorized officer with attached resolutions certifying that the increase in the Commitment Amounts has been approved by Borrower, (2) a certificate dated as of the effective date of such increase certifying that each of the conditions set forth in Section 8.2 hereof are then satisfied, (3) such other agreements, instruments and information (including supplements or modifications to this Agreement and/or the Other Documents executed by Borrower as Agent reasonably deems necessary in order to document the increase to the Maximum Revolving Advance Amount and to protect, preserve and continue the perfection and priority of the liens, security interests, rights and remedies of Agent and Lenders hereunder and under the Other Documents in light of such increase, and (4) an opinion of counsel in form and substance satisfactory to Agent which shall cover such matters related to such increase as Agent may reasonably require and Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

(v)           Borrower shall execute and deliver to each Lender who so requests, a replacement Revolving Credit Note reflecting the new amount of such Lender’s Commitment Amount after giving effect to the increase (and the prior Revolving Credit Note issued to such Lender, if any, shall be deemed to be cancelled);

(vi)          Each Lender shall confirm its agreement to increase its Commitment Amount pursuant to an acknowledgement in a form acceptable to Agent, signed by it and Borrower and delivered to Agent at least five (5) days before the effective date of such increase; and

(vii)         Agent shall have received reimbursement for all reasonable and documented costs and expenses incurred by Agent and by each Lender in connection with the negotiations regarding, and the preparation, negotiation, execution and delivery of all agreements and instruments executed and delivered by any of Agent, Borrower and/or the Lenders in connection with, such increase (including all fees for any supplemental or additional public filings of any Other Documents necessary to protect, preserve and continue the perfection and priority of the liens, security interests, rights and remedies of Agent and Lenders hereunder and under the Other Documents in light of such increase).

(b)           On the effective date of such increase the Commitment Percentages of the Lenders shall be recalculated such that each such Lender’s Commitment Percentage is equal to (i) the Commitment Amount of such Lender divided by (ii) the aggregate of the Commitment Amounts of all Lenders.  Each Lender shall participate in any new Revolving Advances made on or after such date in accordance with its Commitment Percentage after giving effect to the increase in the Maximum Revolving Advance Amount and recalculation of the Commitment Percentages contemplated by this Section 2.25.”

(m)          Section 7.7 of the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (f) thereof and adding the following at the end of clause (f) thereof:

“and (g) the April 2014 Dividend.”

(n)           Section 7.10 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e) thereof, replacing the “.” at the end of clause (f) thereof with “; and” and adding the following as clause (g) thereof:

“(g)         the April 2014 Bonus Payments and the April 2014 Dividend.”

(o)           Section 9.2(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(b)         monthly, on or before the fifteenth (15th) day of each month as and for the prior month, or, if a Covenant Compliance Period has commenced and is continuing, weekly, on or before Tuesday of each week for the prior week, (i) inventory perpetual reports in form and substance reasonably satisfactory to Agent, and (ii) a Borrowing Base Certificate in form and substance reasonably satisfactory to Agent (which shall be calculated as of the immediately preceding Sunday and which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement);”

(p)           The third address block of clause (A) of Section 15.6 is hereby amended to read as follows:

“with an additional copy (which shall not constitute Notice) to:

Blank Rome, LLP

2029 Century Park East, 6th Floor

Los Angeles, California 90067

Attention:              Danielle V. Garcia

Telephone:            (424) 239-3412

Facsimile:              (424) 239-3394

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Attention:              Lawrence F. Flick II

Telephone:            (212) 885-5556

Facsimile:              (215) 832-5556”

(q)           Schedules 1.2(b), 4.5, 4.15(c), 4.15(h)(1), 4.15(h)(2), 5.2(a), 5.9, 5.31, 7.10 and 7.11 to the Credit Agreement are hereby replaced with Schedules 1.2(b), 4.5, 4.15(c), 4.15(h)(1), 4.15(h)(2), 5.2(a), 5.9, 5.31, 7.10 and 7.11 to this Amendment.

3.             Amendment Fee.  In consideration of the agreements set forth herein, Borrower hereby agrees to pay to Agent an amendment fee in the amount of $50,000 (the “Amendment Fee”), which fee is non-refundable when paid and is fully-earned as of and due and payable on the date of this Amendment.

4.             Effectiveness of this Amendment.  Agent must have received the following items, in form and content acceptable to Agent, before this Amendment is effective.

(a)           Amendment.  This Amendment duly executed by each party hereto.

(b)           Amendment Fee.  The Amendment Fee, which may be paid as a charge to Borrower’s Account.

(c)           Amended and Restated Note.  An amended Revolving Credit Note payable to PNC reflecting the Maximum Revolving Advance Amount after giving effect to this Amendment, duly executed by Borrower.

(d)           Term Loan Documents.  Agent shall have received copies of the fully executed and effective Term Loan Agreement as in effect on the Second Amendment Effective Date, and all Term Loan Documents executed and delivered on or about the Second Amendment Effective Date, certified by the secretary of the Borrower as being true, correct and complete copies thereof.

(e)           Amendment to Intercreditor Agreement.  Agent shall have received, duly executed by all parties thereto, an amendment to and reaffirmation of the Intercreditor Agreement in the form and substance reasonably satisfactory to Agent.

(f)            Representations and Warranties.  The representations and warranties set forth in Section 5 must be true and correct.

(g)           Other Required Documentation.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded, as required by Agent, including, without limitation, copies of the resolutions authorizing each Loan Party to enter into this Amendment and an executed legal opinion of Bingham McCutchen LLP, in form and substance satisfactory to Agent.

5.             Representations and Warranties.  Each Loan Party signatory hereto represents and warrants as follows:

(a)           Authority.  Such Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its respective obligations hereunder and under the Credit Agreement as modified by this Amendment.  This Amendment has been duly executed and delivered by such Loan Party, and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.  The execution, delivery and performance of this Amendment (a) are within such Loan Party’s corporate or limited liability company powers, as applicable, have been duly authorized by all necessary corporate or limited liability company action, as applicable, do not violate the terms of such Loan Party’s by-laws, operating agreement, articles or certificate of incorporation or formation or other documents relating to such Loan Party’s formation, (b) will not violate any material law or regulation, or any judgment, order or decree of any Governmental Body in any material respect, (c) will not require any Consent of any Governmental Body or any other Person the lack of which would have a Material Adverse Effect, all of which will have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect and (d) will not result in any breach of, or constitute a default under, which breach or default could reasonably be expected to have a Material Adverse Effect, or result in the creation of any Lien (except Permitted Encumbrances) upon any asset of such Loan Party pursuant to, the provisions of any agreement or instrument to which such Loan Party is a party or by which it or its property is bound.

(b)           Representations and Warranties.  Each of the representations and warranties made by each Loan Party in or pursuant to the Credit Agreement, the Other Documents, any related agreements to which it is a party, in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Agreement, the Other Documents or any related agreement, are true and correct in all material respects (or in all respects as to any such representations and warranties which, by their terms, are qualified as to materiality) on and as of the date hereof as if made on and as of such date (except for any such representations and warranties which are specifically made as of a prior date, in which case such representations and warranties shall be true and correct as of such prior date).

(c)           No Default.  No Event of Default or Default has occurred and is continuing on the date hereof, or would exist after giving effect to the Advances requested to be made on the date hereof.

(d)           Material Adverse Effect.  Since the delivery of the latest financial statements of Borrower, there shall not have occurred any event, condition or event, condition or state of facts which would have or could reasonably be expected to have a Material Adverse Effect.

6.             Choice of Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

7.             Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

8.             Reference to and Effect on the Other Documents.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

(d)           To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

9.             Estoppel.  To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrower under the Credit Agreement, each Loan Party hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or any Lender with respect to the Obligations.

10.          Integration.  This Amendment, together with the Credit Agreement and the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.          Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

12.          Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or the Lenders to modify the provisions of the Credit Agreement, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

13.          Guarantors’ Acknowledgment.  With respect to the amendments to the Credit Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty (as modified and supplemented in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment.  Although Agent and the Lenders have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Credit Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[Rest of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

BOOT BARN, INC.,
a Delaware corporation

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

Signature Page to Second Amendment to

Second Amended and Restated Revolving Credit and Security Agreement

GUARANTORS:

BOOT BARN HOLDING CORPORATION,
a Delaware corporation

By:	/s/ Christian B. Johnson
Name: Christian B. Johnson
Title: Secretary

ACKNOWLEDGED AND AGREED:

RCC WESTERN STORES, INC.,
a South Dakota corporation

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

BASKINS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company

By:BOOT BARN, INC.,
a Delaware corporation
Its: Sole Member

By:	/s/ Paul J. Iacono
Name: Paul J. Iacono
Title: Chief Financial Officer

Signature Page to Second Amendment to

Second Amended and Restated Revolving Credit and Security Agreement

AGENT AND SOLE LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Kevin J. Gimber
Name: Kevin J. Gimber
Title: Assistant Vice President

Schedule 1.2(b) - Permitted Holders

FS Equity Partners VI, L.P.

FS Affiliates VI, L.P.

Peter Starrett Associates

Greg Bettinelli

Patrick Matthew Meany Exempt Trust

Patrick Meany

CapitalSouth Partners Fund II Limited Partnership

CapitalSouth Partners SBIC Fund III, L.P.

Brookside Mezzanine Partners Fund II, L.P.

Ampex Retirement Master Trust

JJJ Charitable Foundation

Hartford Accident and Indemnity Company

Hartford Life and Accident Insurance Company

Paul Iacono

Laurie Grijalva

Michael Cisowski

James Conroy

Margarette Hall

Dave Gusick

Steve Williams

John Neppl

Jayme Maxwell

Schedule 1.2(b)

Valerie Reif

Donald Petersen

Clem Porter

Schedule 4.5 - Equipment and Inventory Locations

(i)                                             Inventory Locations

1.                                     607 North Tustin, Orange, CA.

Landlord:                                          Ken Meany

1131 Dolphin Terrace

Corona Del Mar, CA 92625

2.                                     6587 Ventura Blvd., Ventura, CA 93003.

Landlord:                                          Sam Korb Testamentary Trust

824 17th Street, #1

Santa Monica, CA 90403

3.                                     1414 West 7th St., Upland, CA 91786.

Landlord:                                          AP - Upland Freeway Center LLC

c/o: Abbey Properties LLC

14770 E. Firestone Blvd., Ste 206

La Mirada, CA 90638

4.                                     464 Redlands Blvd., San Bernardino, CA.

Landlord:                                          Le Baron Investment

2020 E. Orangethorpe, Suite 230

Fullerton, CA 92831

5.                                     27564 Sierra Hwy, Canyon Country, CA.

Landlord:                                          Sierra Square, LLC

c/o: D.B. Commercial Investments, Inc.

28245 Avenue Crocker, Suite 101

Santa Clarita, CA 91355

6.                                     3394 Tyler, Riverside, CA.

Landlord:                                          Dunn Family Trust Properties

1782 Terry Lynn Lane

Santa Ana, CA 92705

7.                                     18420 Hawthorne Blvd., Torrance, CA.

Landlord:                                          Apollo Holdings, LLC

15721 S. Western Avenue, Suite 320

Gardena, CA 90247

Schedule 4.5

8.                                     23762-B Mercury Road, Lake Forest, CA 92630.

Landlord:                                           Rockfield Showplace

629 Camino De Los Mares, Suite 201

San Clemente, CA 92673-1313

9.                                     659 West Arrow Hwy, San Dimas, CA.

Landlord:                                           Kuan Jung Lin

c/o: Tryad Properties, Inc.

750 Terrado Plaza, Suite 233

Covina, CA 91723

10.                              2405 Vista Way, Oceanside, CA 92054.

Landlord:                                           Kimco Realty Corporation

3333 New Hyde Park Road

New Hyde Park, NY 11042-0020

Attn: Legal Department

With Notice:                             Kimco Realty Corporation

1631-B South Melrose Drive

Vista, CA 92083

Attn: Legal Department

11.                              853 Arnele Avenue, El Cajon, CA.

Landlord:                                           Parkway West

c/o: The Total Office

964 Fifth Ave., Suite 214

San Diego, CA 92101

12.                              4411 Mercury Street, Ste. 100, San Diego, CA 92611.

Landlord:                                           Balboa Village LLC

5440 Morehouse Drive, Suite 4000

San Diego, CA 92121

13.                              27250 Madison Ave, Stes. A & B, Temecula, CA.

Landlord:                                           BV Properties

2020 East Orangethorpe Ave.

Fullerton, CA 92831

14.                              13785 Park Avenue, Ste. G & H, Victorville, CA 92392.

Landlord:                                           Kabri Park LLC

755 Via Airosa

Santa Barbara, CA 93110

15.                              43517 13th Street West, Lancaster, CA 93535.

Landlord:                                           Avenue K Lancaster UCM/Cadence LLC

c/o: 1st Commercial Realty Group, Inc.

2009 Porterfield Way, Suite P

Upland, CA 91786

16.                              1340 Spring St., Paso Robles, CA.

Landlord:                                            1340 Spring Street, PR, CA, LLC

27543 Ortega Highway

San Juan Capistrano, CA 92675

Attn: Patrick Meany

17.                              7265 Las Vegas Blvd South, Las Vegas, NV 89119.

Landlord:                                           Max Finklestein

6280 Lakeview Road

Lenoir City, TN 37772

With Notice:                             Max Finkelstein

88547 Old Highway

Tavernier, FL 33070

18.                              3462 Katella, Los Alamitos, CA.

Landlord:                                           Coastal Commercial Inv. Holdings, LLC.

11061 Los Alamitos Blvd.

Los Alamitos, CA 90720

19.                              7020 Topanga Canyon Blvd., Canoga Park, CA 91303.

Landlord:                                           KPM Management, LLC.

1131 Dolphin Terrace

Corona Del Mar, CA 92625

20.                              6600 Menaul NE, Albuquerque, NM.

Landlord:                                           Coronado Center, L.L.C.

110 North Wacker Drive

Chicago, IL 60606

Attn: General Counsel

21.                              6322 W. Sahara, Las Vegas, NV 89146.

Landlord:                                           West Sahara Associates

2206 Alameda Padre Serra

Santa Barbara, CA 93103

22.                              4250 East Bonanza Road, Las Vegas, NV 89110.

Landlord:                                           SET Properties

c/o: Priority One Commercial

7259 W. Sahara Avenue, Ste. 110

Las Vegas, NV 89119

23.                              3913 Buck Owens Blvd., Bakersfield, CA 93308.

Landlord:                                           KPM Management, LLC

1131 Dolphin Terrace

Corona Del Mar, CA 92625

24.                              12915 Monterey Road, San Martin, CA 95046.

Landlord:                                           Helen Filice

123 Misty Court

Santa Cruz, CA 95060

25.                              331 6th Street, Turlock, CA 95380.

Landlord:                                           Masacaja Holdings, LLC

5213 W. Main Street

Turlock, CA 95380

Attn: April Dias

26.                              101 South Broadway, Santa Maria, CA 93454.

Landlord:                                           SCP Woodland, LLC

777 North First Street, 5th Floor

San Jose, CA 95112

27.                              3320 E. Stockton Hill Road #D2, Kingman, AZ.

Landlord:                                            Kingman Gateway, LLC

c/o Pacific Coast Management Group

567 San Nicolas Drive, Ste. 220

Newport Beach, CA 92660

28.                              4670 Central Way, Fairfield, CA 94534.

Landlord:                                           B & L Properties

4630 Westamerica Drive, Suite A

Fairfield, CA 94534-4186

29.                              7909 West Campo Bello Drive, Ste 1, Glendale, AZ 85308.

Landlord:                                           Arrowhead Auto Center, LLC

3527 South Oak Street

Tempe, AZ 85282

30.                              1710 S. Alma School Rd., Mesa, AZ 85210.

Landlord:                                           KPM Management, LLC

1131 Dolphin Terrace

Corona Del Mar, CA 92625

31.                              603 Colusa Avenue, Stes A – D, Yuba City, CA 95991.

Landlord:                                           J.A. & P.R. Behel Revocable Trust

P.O. Box 549

Port Angeles, CA 98362

32.                              4401 Granite Drive, Ste. 100, Rocklin, CA.

Landlord:                                           Clark’s Corner Investments, LLC

8430 Deerbrook Court

Fair Oaks, CA 95628

Attn: Kraig Clark

33.                              960 6th St., Suite 104, Norco, CA 92860.

Landlord:                                           Norco Country Center, LLC

5353 E. 2nd Street, Suite 205

Long Beach, CA 90803

34.                              10299 E. Stockton Blvd., Elk Grove, CA 95624-9710

Landlord:                                            Kelly-Moore Paint Company, Inc.

c/o Northgate Asset Management

6506  Pacific Avenue

Stockton, CA 95207

Attn: Felicia Cabanig

35.                              1799 Retherford St., Tulare, CA 93274-0806.

Landlord:                                           KPM Management, LLC.

1131 Dolphin Terrace

Corona Del Mar, CA 92625

36.                              3300 Broadway, Suite 308, Eureka, CA 95501.

Landlord:                                          Bay Shore Mall Partners

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste 2800

New York, NY 10036

Attn: General Counsel

37.                              1705 Highway #273, Anderson, CA 96007.

Landlord:                                          Northwest Asset Management, Co.

1343 Locust Street, Suite 203

Walnut Creek, CA 94596

38.                              285 West Shaw Avenue, Clovis, CA 93612

Landlord:                                           Sunflower Clovis Investors, LLC

c/o Matteson Realty Services, Inc.

1825 S. Grand Street, Ste. #700

San Mateo, CA 94402

39.                              2225 Plaza Parkway, Modesto, CA 95350.

Landlord:                                            Central Valley Associates, LP

2222 E. Seventeenth Street

Santa Ana, CA 92705

40.                              1445 Santa Rosa Avenue, Suites A1-A4, Santa Rosa, CA 95405.

Landlord:                                          Rex Strickland, Santa Rosa Center, LLC

c/o: Keegan and Coopin Co., Inc.

Property Management

1355 N. Dutton Avenue, Suite 100

Santa Rosa, CA 95401-7107

41.                              1475 N. Davis Road, Salinas, CA 93907

Landlord:                                           SIBS, a Limited Partnership

6 Rossi Circle

Salinas, CA 93907

42.                              1203 S. Carson, Carson City, NV 89701.

Landlord:                                           The Carrington Company

627 H Street

Eureka, CA 95502

43.                              3345 Kietzke Lane, Reno, NV 89502.

Landlord:                                           3345 Kietzke Lane, LLC

370 Descanso Lane

Sparks, NV 89441

44.                              2539 Esplanade Rd., Chico, CA 95973-1163

Landlord:                                            The Ernest and Marie Fortino Trust

4500 Campisi Court

Gilroy, CA 95020

45.                              3776 South 16th Avenue, Tucson, AZ.

Landlord:                                            Gee Garden Properties, LLC.

125 South Calle Chaparita

Tucson, AZ 85716

46.                              3719 North Oracle Road, Tucson, AZ.

Landlord:                                           WWT Ltd. Co.

P.O. Box 93656

Albuquerque, NM 87199-3656

47.                              6701 East Broadway, Tucson, AZ 85710.

Landlord:                                            Choice Properties Arizona, LLC

c/o: Progressive Property Management, LLC

4728 E. Broadway Blvd.

Tucson, AZ 85711

48.                              3500 E. Route 66, Flagstaff, AZ 86004.

Landlord:                                          Park Santa Fe Limited Partnership

c/o: CCA Acquision Co., LLC

5670 Wilshire Blvd., Ste. 1250

Los Angeles, CA 90036

49.                              284 West Mariposa, Nogales, AZ 85621.

Landlord:                                          Mariposa Shopping Center, LP

6007 E. Grant Rd.

Tucson, AZ 85712

50.                              242 West 32nd Street, Yuma, AZ 85364.

Landlord:                                           Albertson’s, LLC

250 Parkcenter Boulevard

Boise, ID 83726

Attn: Legal Department

51.                              7321 Pav Way, Prescott Valley, AZ 86314.

Landlord:                                           Four Seasons Investment Company, L.L.C.

3001 Main Street, Suite #2B

Prescott Valley, AZ 86314

52.                              700 S. Telshor, Space 1208, Las Cruces, NM 88001.

Landlord:                                            Mesilla Valley Mall, LLC

P.O. Box 933873

Atlanta, GA 31193-3873

53.                            2700 South Woodlands Village Boulevard, Suite 500, Flagstaff, AZ 86001.

Landlord:                                            Woodland Village Shopping Center, LLC

c/o CCA Acquision Co., LLC

5670 Wilshire Blvd., Ste. 1250

Los Angeles, CA 90036

54.                               2200 El Mercado Loop, Space 1200, and Sierra Vista, AZ 85635.

Landlord:                                            Sierra Vista Mall, LLC

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste. 2800

New York, NY 10036

Attn: General Counsel

55.                              1955 S. Casino Dr., Laughlin, NV 89029.

Landlord:                                            1955 S. Casino Drive Holdings, LLC

c/o CW Capital Asset Management, LLC

7501 Wisconsin Avenue, Ste. 500,

West Bethesda, MD 20814

Attn: Burr Ault

56.                              4481 South White Mountain Road, Show Low, AZ 85901.

Landlord:                                           Twice Markets, L.L.C.

c/o: Zell Commercial Real Estate Services, Inc.

5343 N. 16th Street, Suite #290

Phoenix, AZ 85016

57.                              804 North US Highway 491, Gallup, NM.

Landlord:                                            Wilshire Heritage, LLC

120 El Camino Drive, Ste 206

Beverly Hills, CA 90212

With Notice:                              K. Joseph Shabani

Shabani & Shabani, LLP

1801 Avenue of the Stars, Ste. 1035

Los Angeles, CA 90067

58.                              10701 Corrales Road, NW, Suites 12 & 14, Albuquerque, NM 87109.

Landlord:                                            Reposado, LLC & Blue Ground, LLC

1503 Central Avenue NW, Suite A

Albuquerque, NM 87104

59.                              4250 Cerrillos Road, Santa Fe, NM 87507.

Landlord:                                           LSREF Summer REO Trust 2009

888 Seventh Ave, 4th Floor

New York, NY 10019

Attn: Sebastian Brown

60.                              4601 E. Main, Farmington, NM 87402.

Landlord:                                           Animas Valley Mall, LLC

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste. 2800

New York, NY 10036

61.                              6210 San Mateo Blvd., NE, Albuquerque, NM 87109

Landlord:                                            S.M.P. Ltd.  Co.

P.O. Box 93656

Albuquerque, NM 87199-3656

62.                              1518 Capital Ave., Cheyenne, WY.

Landlord:                                          Intrawest Properties, Inc.

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

63.                              4519 Frontier Mall Dr., Cheyenne, WY.

Landlord:                                           Corral Enterprises Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

64.                              158 North Third, Laramie, WY.

Landlord:                                           Laramie Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

65.                              1625 Stampede Dr., Cody, WY.

Landlord:                                           Cody Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

66.                              1683 Sunset Dr., Rock Springs, WY.

Landlord:                                           Rock Springs Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

67.                              150 North Main, Sheridan, WY.

Landlord:                                           Sheridan Building Partnership

c/o Robert C. Whittington

219 Carter View Drive

Cody, WY 82414

68.                              3510 E. 2nd Street, Casper, WY.

Landlord:                                           Eastside properties, LLC

P.O. Box 50730

Casper, WY  82605-0730

69.                              2610 S. Douglas Hwy, Suite 100, Gillette, WY.

Landlord:                                           CCA — Powder Basin Shopping Center, LLC

c/o Arcadia Management Group, Inc.

5670 Wilshire Blvd, Ste 1250

Los Angeles, CA 90036

70.                              727 N. Federal, Riverton, WY.

Landlord:                                           John D. Prideaux

P.O Box 20399

Wickenburg, AZ 85358

71.                              1850 Harrison Blvd., Evanston, WY.

Landlord:                                           David J. Moon

P.O. Box 841

Evanston, WY 82931

72.                              840 West Broadway, Jackson, WY.

Landlord:                                          P&R Investments, Inc.

c/o: A. Rodgers Everett

P.O. Box 1083

Jackson, WY 83001

73.                              1920 E. Idaho, Elko, NV.

Landlord:                                           Hawkins-Smith

c/o: Hawkins Company

855 Broad Street, Suite 300

Boise, ID 83702

74.                              1460 W. Winnemucca Blvd., Winnemucca, NV 89445.

Landlord:                                           Valley View Lafayette, LLC

c/o: Valley View Shopping Center

2811 E. Street, Suite B

Eureka, CA 95501

75.                              327 South 24th Street West, Ste #1, Billings, MT 59102.

Landlord:                                           Gilman-Kaufman Partnership

4415 Lewis Avenue

Billings, MT 59106

76.                              830 S. Camino Del Rio, Durango, CO 81310

Landlord:                                            Out Landish, LLC

c/o: Rathbun Properties

318 Diablo Road, Suite #240

Danville, CA 94526

77.                              5720 North Academy Boulevard, Colorado Springs, CO 80918

Landlord:                                            The Acorn Group

P.O. Box 1339

Pebble Beach, CA 93953

With Notice:                              Gilbert G. Weiskopf, Esq.

102 North Cascade Avenue, Ste 620

Colorado Springs, CO 80903

78.                              2424 Highway 6 & 50, Grand Junction, CO 81505

Landlord:                                           SM Mesa Mall, LLC

Management Office

2424 Highway 6 and 50

Grand Junction, CO 81505

79.                              10910 Olson Drive, Suite #140, Rancho Cordova, CA 95670

Landlord:                                           Gardenview Estates Venture, L.P. c/o:

Focus Commercial, Inc.

3105 Fite Circle #106

Sacramento, CA 95827

80.                              15776 Laguna Canyon Road, Irvine, CA 92618 (Corporate)

Landlord:                                           The Irvine Company LLC

550 Newport Center Drive

Newport Beach, CA 92660

81.                              15770 Laguna Canyon Road, Irvine, CA 92618 (Corporate)

Landlord:                                            The Irvine Company LLC

550 Newport Center D rive

Newport Beach, CA 92660

82.                              2772 Main Street,  Irvine, CA 92618 (Corporate Warehouse)

Landlord:                                            Jamboree At Main, Ltd.

P.O. Box 19599

Irvine, CA 92623

83.                               4414 South College Avenue, Fort Collins, CO 80525

Landlord:                                           Generation H One and Two Limited Partnership

Post Office Box 272546

Fort Collins, CO 80527

84.                               2221 NE 3rd Street, Bend, OR

Landlord:                                           2221 LLC

64155 Hunnell Road

Bend, OR 97701

85.                              3429 Dillion Drive, Pueblo, CO 81008

Landlord:                                           Renaissance Partners, LLC

900 North Michigan Avenue

14th Floor

Chicago, Illinois 60611

With Notice:                             c/o : Jones Lang LaSalle Americas, Inc.

200 E. Randolph

Chicago, IL 60601

Attn : Real Estate Notices (CSA)

86.                              840 Biddle Road, Medford, OR 97504

Landlord:                                           Bear Creek Ventures LLC

c/o: Aldy Damian

36 Country Lane

Rolling Hills Estates, CA 90274

87.                              1108 NW Frontage Road, Troutdale, OR 97060

Landlord:                                           The Melton Family Trust

Jerrold and Patricia Melton, Trustees

21600 NE 192nd Avenue

Battle Ground, WA 98604

88.                              5352 South Freeway Park Drive, Riverdale, UT 84405

Landlord:                                           CC Freeway Park, LC

c/o The Boyer Company, LC

90 South 400 West, Ste 200

Salt Lake City, UT 84101

89.                              1175 Addison Avenue East, Twin Falls, Idaho 83301

Landlord:                                           Blue Lakes Marketplace 5 Points, LLC

c/o Bonneville Realty Management

75 Fort Union Blvd, Ste C165

Midvale, UT 84047

Attn: Kevin Mortensen

90.                              8525 W. Franklin Road, Boise, ID 83709

Landlord:                                           Franklin Towne Plaza, LLC

855 W. Broad Street, Ste. 300

Boise, ID 83702

Attn: Legal Department

91.                              1008 Cumberland Center Blvd., Lebanon, TN 37087

Landlord:                                           J.D. Eatherly

1720 West End Avenue, Ste 600

Nashville, TN 37203

92.                              1681 3rd Avenue West Unit 9, Dickinson, ND 58601

Landlord:                                           GPCME LLC

33 9th Street West

Dickinson, ND 58601

Attn: Mark Grove

93.                              1183 Eglin Street, Rapid City, SD 57701

Landlord:                                           CPP Rushmore II, LLC

c/o Columbus Pacific Properties, Ltd.

429 Santa Monica Blvd., Ste 600

Santa Monica, CA 90401

With Notice:                             Midland Atlantic Development Company

8044 Montgomery Road, Ste 710

Cincinnati, OH 45236

Attn: Property Administration

94.                              51027 Hwy 6, Ste 200, Glenwood Springs, CO

Landlord:                                           Wood King LLLP

51027 Hwy 6 & 24, Ste 145

Glenwood Springs, CO 81601

95.                              2230 N.W. 10 Street, Ocala, FL 34475

Landlord:                                           Free as a Bird, LLC

2166 NW 10th Street

Ocala, FL 34475

Attn: Carmen Murvin

96.                              2520 North U.S. Highway 441/27, Fruitland, FL 34731

Landlord:                                           Carmen Properties, LLC.

2166 NW 10th Street,

Ocala, FL 34475

97.                              240 Long Hollow Pike, Goodlettsville, TN

Landlord:                                           J.D. Eatherly

1720 West End Avenue, Ste 600

Nashville, TN 37203

98.                              Mall of America, 386 N. Garden, Ste. #N386, Bloomington, MN

Landlord:                                           MOAC MALL HOLDINGS, LLC

60 East Broadway,

Bloomington, MN 55425

99.                              3443 SW Williston Road, Gainesville, FL 32608

Landlord:                                           Carmin G. Murvin

2166 NW 10th Street

Ocala, FL 34475

100.                       Gurnee Mills Mall, 6170 West Grand Avenue, Gurnee, IL 60031

Landlord:                                           Mall at Gurnee Mills, LLC

c/o Simon Property Group, Inc.

225 West Washington Street

Indianapolis, IN 46204

101.                       Kirkwood Mall, 635 Kirkwood Mall, Bismarck, ND 58504

Landlord:                                           Kirkwood Mall Acquisition, LLC

NW 6227, PO Box 1450

Minneapolis, MN 55485

102.                       North Park Mall, 320 West Kimberly Rd, Ste. 206, Davenport, IA

Landlord:                                           North Park Mall, LLC

401 Wilshire Blvd, Ste 700

Santa Monica, CA 90401

Attn: Legal Department

103.                       Valley West Mall, 1551 Valley West Dr. #187, Des Moines, IA

Landlord:                                           Valley West, DM, LP

c/o Watson Center, Inc.

3100 West Lake Street, Ste 215

Minneapolis, MN 55416

104.                       249 Blanding Blvd., Orange Park, FL 32073

Landlord:                                           Larsen Properties, LLC

2166 NW 10th Street

Ocala, FL 34475

Attn: Carmen G. Murvin

105.                       West Acres Mall, 3902 13th Avenue SW, #301D, Fargo, ND

Landlord:                                           West Acres Development, LLP.

3902 13th Avenue S, Ste 3717

Fargo, ND 58103

106.                       3120 North Oak Street Extension, Valdosta, GA 31605

Landlord:                                           Boot Hill Western Wear, Inc.

c/o Windy Hill, Inc.

8170  Highway 122 West

Hahira, GA 31632

107.                       Columbia Mall, 2800 S. Columbia Rd ., Grand Forks, ND

Landlord:                                           Columbia Grand Forks, LLP

c/o GK Development, Inc.

257 Main Street, Ste. 100

Barrington, IL 60010

108.                       Crossroad Center, 4201 Division St. W., St. Cloud, MN

Landlord:                                           St. Cloud, LLC

General Growth Properties, Inc

110 Wacker Drive

Chicago, IL 60606

Attn: Legal Department

109.                       Southern Hills Mall, 4400 Sergeant Rd.,#116, Sioux City, IA

Landlord:                                           SM Southern Hills Mall, LLC

c/o Simon Property Group

225 West Washington Street

Indianapolis, IN 46204

110.                       1208 20th Avenue SW, Ste 10, Minot, ND 58701

Landlord:                                           Dakota UPREIT

3003 32nd Avenue. S, Ste 250

Fargo, ND 58103

With Notice:                             SMC Property Management

1408 20th Avenue SW., Ste 10

Minot, ND 58701

111.                       Oakwood Mall, 4800 Golf Road, Ste 420, Eau Claire, WI 54701

Landlord:                                           Oakwood Hills Mall Partners LLP

General Growth Properties, Inc.

110 N. Wacker Drive

Chicago, IL 60606

Attn: Legal Department

112.                       Eastland Mall, 800 N. Green River Road, #452, Evansville, IN

Landlord:                                           SM Eastland Mall, LLC

c/o The Macerich Company

401 Wilshire Blvd., Ste 700

Santa Monica, CA 90401

113.                       8105 Moores Lane, Ste 205, Brentwood, TN 37027

Landlord:                                           Gateway Kentfield, Inc.

28 State Street, 10th Flr

Boston, MA 02109

Attn: Asset Manager, Tennessee

With Notice:                             Boyle Investment Company

2000 Meridian Blvd., Ste 250

Franklin, TN 37067

Attn: Grant Kinnett

114.                       3134 North 11th Street, Bismarck, ND 58503

Landlord:                                           Henry A. Albers

3200 Winnipeg Drive

Bismarck, ND 58503

115.                       2805 W. 41st Street, Sioux Falls, SD

Landlord:                                           Plaza 41. LLC

c/o Dunham Property Management

230 S. Phillip Avenue, Ste 202

Sioux Falls, SD 57104

116.                       Opry Mills Mall, 405 Opry Mills Drive, Nashville, TN 37214

Landlord:                                           Opry Mills Mall, LP

c/o Simon Property Group

225 West Washington Street

Indianapolis, IN 46204

117.                       8111 Concord Mills Blvd. #538, Concord, NC 28027

Landlord:                                           Mall at Concord Mills, LP

c/o The Mills a Simon Company

5425 Wisconsin Avenue, Ste 300

Chevy Chase, MD 20815

118.                       2431 E. Colorado Blvd., Spearfish, SD 57783

Landlord:                                          High Plains Plaza Ltd. Partnership c/o

Noddle Company

2285 S. 67th Street, Ste 250

Omaha, NE 68124

Attn: Mark Ringdorf

119.                      10203 Birchridge, Suite 500, Humble, Texas 77338

Landlord:                                          Deerbrook Point, L.P., PAL Realty, Inc.

24080 Highway 59 North

Suite 200

Kingwood, TX 77339

120.                  10203 Birchridge, 2nd Floor, Humble, Texas 77338

Landlord:                                          Deerbrook Point, L.P., PAL Realty, Inc.

24080 Highway 59 North

Suite 200

Kingwood, TX 77339

121.                  10203 Birchridge, Suite E, Humble, Texas 77338

Landlord:                                          Deerbrook Point, L.P., PAL Realty, Inc.

24080 Highway 59 North

Suite 200

Kingwood, TX 77339

122.                  4600 South Medford Drive, Suite 1000, Lufkin, Texas 75901

Landlord:                                          CC Investors 1996-1

P. O. Box 10324

Pittsburgh, PA 15332

Attn: Daniel G. Kamin

123.                  2309 Highway 79 South, Henderson, Texas 75654

Landlord:                                          Henderson Plaza Realty LP

c/o ORDA Corp.

15400 Knoll Trail, Suite 350

Dallas, TX 75248

124.                  620 Pan American Drive Livingston, Texas 77351

Landlord:                                          Don C. and Annita Baskin d/b/a Baskin’s Rent Properties

P. O. Box 244

Livingston, TX 77351

125.                  Suite #4, 3801 North Street, Nacogdoches, Texas 75961

Landlord:                                          Northview Plaza II Joint Venture

c/o Gregory Commercial, Inc.

P. O. Box 7084

Dallas, TX 75209

126.                  4530 South Broadway, Tyler, Texas 75703

Landlord:                                          Lasater’s French Quarter Partnership

P. O. Box 1640

Mason, TX 76856

127.                  1001 Main Street, Liberty, Texas 77575

Landlord:                                          PELCO Properties, Inc.

P. O. Box 68

Dayton, TX 77535

128.                  118 Col. Etheredge, Blvd., Huntsville, Texas 77340

Landlord:                                          Don C. and Annita Baskin d/b/a Baskin’s Rent Properties

P. O. Box 244

Livingston, TX 77351

129.                  1300 Pinecrest Drive East, Marshall, Texas 75670

Landlord:                                          Marshall Mall Investors, L.P.

1300 E. Pinecrest Dr., Suite 120

Marshall, TX 75670

130.                  327 S. Wheeler St., Jasper, Texas 75951

Landlord:                                          Don C. and Annita Baskin d/b/a Baskin’s Rent Properties

P. O. Box 244

Livingston, TX 77351

131.                  725 E. Villa Maria, Suite 4700, Bryan, Texas, 77802

Landlord:                                          Tejas Center, Ltd.

3109 Texas Avenue

Bryan, TX

132.                  850 N. Main Street, Vidor, Texas 77662

Landlord:                                          Weingarten Realty Investors

P. O. Box 924133

Houston, TX 77292

133.                  1908 N. Frazier St., Conroe, Texas 77301

Landlord:                                          Brookshire Brothers, Ltd.

P. O. Box 1688

Lufkin, TX 75901

134.                  3445 Gulf Freeway, Dickinson, Texas 77539

Landlord:                                          Dixie Partners II, L.P.

P. O. Box 270874

Flower Mound, TX 75027

135.                  2419 Gilmer Road, Longview, Texas 75604

Landlord:                                          Gilmer Road Associates

P. O. Box 3449

Longview, TX 75606

136.                  28000 Southwest Fwy, Rosenberg, Texas 77471

Landlord:                                          Clay Group Properties

12338 Mally Meadow Lane

Sugarland, TX 77478

Attn: Bobby Patel

137.                  120 Hwy 332 W 3, Lake Jackson, Texas 77566

Landlord:                                          Brazos Square, LP

606 Oleander

Lake Jackson, TX 77566

138.                  3201 North Hwy 75 Suite 102, Sherman, Texas 75090

Landlord:                                          75/82 Sherman Crossing, Ltd.

5001 LBJ Freeway

Suite 900

Dallas, TX 75244

139.                  4123 Gibson Road, Texarkana, Texas 75503

Landlord:                                          Deepwater Creek Texarkana, L.P.

3444 Summerhill Road

Texarkana, TX 75503

140.                  1220 Airline Road, Corpus Christi, Texas 78412

Landlord:                                          MSW Promenade, L.P.

5430 LBJ Freeway

Suite 1575

Dallas, TX 75240

141.                  240 N. New Road, Waco, Texas 76710

Landlord:                                          S&W-AL, LLC

1001 West Loop South #600

Houston, TX 77027-9082

142.                  8154 Agora Parkway, Suite 100, Live Oak, Texas 78233

Landlord:                                          Rose Forum Associates, L.P.

c/o AVR Realty Company LLC

1 Executive Boulevard

Yonkers, NY 10701

143.                  1131 N. Burleson Blvd., Burelson, Texas 76028

Landlord:                                          EE Burleson, L.P.

c/o Kimco Realty Corporation

P. O. Box 5020

New Hyde Park, NY 11042

144.                  2990 East Prien Lake Road, Lake Charles, Louisiana 70615

Landlord:                                          TSN Realty, LLC

c/o David B. Rubin

185 Canfield Drive

Stamford, CT 06902

145.                  3111 Midwestern Parkway, Sikes Senter Mall, Wichita Falls, Texas 76308

Landlord:                                          Sikes Senter, LLC

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste. 2800

New York, NY 10036-7703

Attn: General Counsel

146.                  Space No. 6501, Alexandria Mall, 3437 Masonic Drive, Alexandria, Louisiana 71301

Landlord:                                          Alexandria Main Mall LLC

c/o Radiant Partners, LLC

145 West 45th Street, 10th floor

New York, NY 10036

Attn: Daniel Friedman

147.                  10533 South Mall Drive, Baton Rouge, Louisiana 70809

Landlord:                                          Siegen Lane Properties LLC

c/o Mall Properties, Inc.

1991 Crocker Road, Ste. 600

Westlake, OH 44145

148.                  3320 Ambassador Caffery Parkway, Lafayette, Louisiana 70502

Landlord:                                          Ambassador Way Associates, LP

c/o Fidelis Realty Partners, Ltd.

19 Briar Hollow Lane, Suite 100

Houston, TX 77027

149.                  9795 FM 1960, Humble, Texas 77338

Landlord:                                          Randall’s Food and Drugs, LP

3663 Briarpark

Houston, TX 77042

150.                  24421 Katy Freeway, Katy, Texas 77494

Landlord:                                          Bluecap, Ltd

c/o O. N. Baker

8554 Katy Freeway, Suite 301

Houston, TX 77024

151.                  6550 Garth Rd., Baytown, Texas 77521

Landlord:                                          Baytown Plaza Two, L.P.

c/o Gulf Coast Commercial Management

3120 Rogerdale Road, Suite 150

Houston, TX 77042

152.                  127 NorthShore Blvd, Suite 2, Slidell, Louisiana 70460

Landlord:                                          RCG — Slidell, LLC

3060 Peachtree Road, Ste. 400

Atlantic, GA 30305

Attn: Ericka Barber

153.                  Rayzor Ranch Marketplace, Denton, Texas

Landlord:                                          Fortress Investment Group

c/o RR Marketplace LP

Attn: Andy Osborne

55221 North O’Connor Boulevard, Suite 700

154.                        1951 South 25th East, Ammon, ID 83406

Landlord:                                          Ammon Properties, L.C.

c/o: Woodbury Corporation

2733 E. Parleys Way, Ste. 300

Salt Lake City, UT 84109

155.                    3666 Brooks Street, Missoula, MT 59801

Landlord:                                          UT Missoula L.L.C.

c/o: Woodbury Corporation

2733 E. Parleys Way, Ste. 300

Salt Lake City, UT 84109

156.                    8698 East Raintree Drive, Scottsdale, AZ 85260

Landlord:                                          Umbral 2, LLC

20411 SW Birch Street, Ste. 360

Newport Beach, CA 92660

157.                    2651 W. 29th Street, Greeley, CO 80631

Landlord:                                          KLAC Rex, LLC

180 N. Michigan Avenue, Ste. 300

Chicago, IL 60601

Attn: Hersch Klaff and Leslie J. Marshall

With a copy to:            Fox, Swibel, Levin & Carroll, LLP

200 West Madison Street

Chicago, IL 60606

Attn: Laurie A. Levin, Esq.

158.                    2020 Gunbarrel Road, Chattanooga, TN 37421

Landlord:                                          Robert F. Myer, COO

Hamilton Village Station, LLC.

11501 Northlake Drive

Cincinnati, Ohio 45249

With a copy to:            Lease Administration Department

Phillips Edison & Company, Ltd.

11501 Northlake Drive

Cincinnati, Ohio 45249

159.                    Fallschase Shopping Center, Tallahassee, FL 32317

Landlord:                                          CPP Fallschase II, LLC

c/o: Lormax Stern Development Company, LLC

38500 Woodward Avenue, Ste. 200

Bloomfield Hills, MI 48304

160.                        915 W. Main Street, Bozeman, MT 59715

Landlord:                                          MRH Partners, LLC

c/o  Douglas L. Henzlik

13356 Metcalf Avenue

Overland Park, KS 66213

161.                        1010 NE Coronado Drive, Blue Springs, MO 64014

Landlord:                                          Blue Springs Partners, LP

c/o: RED Development

Lighton Tower

7500 College Blvd., Ste. 750

Overland Park, KS 66210

Attn: Property Manager

162.                        14384 Lincoln Street, Thornton, CO 80023

Landlord:                                          Thornton Development, L.L.C.

c/o:  Staenberg Group, Inc.

2127 Innerbelt Business Center Drive, Ste. 310

St. Louis, MO 63114

163.                        2200 War Admiral Way, Lexington, KY 40509

Landlord:                                          War Admiral Place, LLC

P.O. Box 12128

Lexington, KY 40509

Attn: Patrick W. Madden

With notice to:                War Admiral Place, LLC

2517 Sir Barton Way

Lexington, KY 40509

Attn: Patrick W. Madden

164.                        65 Treeline Road, Kalispell, MT 59901

Landlord:                                          TKG Spring Prairie Development Three, LLC

c/o TKG Management, Inc.

211 N. Stadium Blvd., Ste 201

Columbia, Missouri 65233

With a copy to:            TKG Spring Prairie Development Three, LLC

c/o TKG Management, Inc.

211 N. Stadium Blvd., Ste 201

Columbia, Missouri 65233

Attn: General Counsel

165.                        17815 La Cantera Parkway, San Antonio, TX

Landlord:                                          Phase V Rim, LLC

45  Ansley Drive

Newnan, GA 30263

Attn: Lease Administration

166.                        318 Broadway, Nashville, TN 37201

Landlord:                                          318 Partners, GP

1920 Adelicia Street, Ste. 500

Nashville, TN 37212

Attn: J. Ronald Scott

167.                        2315 Summa Drive, Ste. 1C, Las Vegas, NV 37201

Landlord:                                          The Shops at Summerlin South, LP

c/o The Howard Hughes Corporation

One Galleria Tower, 22nd Floor

13355 Noel Road

Dallas, TX 75240

Attn: General Counsel

With a copy to:            The Shops at Summerlin South, LP

10801 West Charleston Blvd.

Las Vegas, NV 89135

Attn: Legal Department

(ii)                                  (A)                             Places of Business:

See Section (i) above.

(B)                            Chief Executive Office:

Boot Barn, Inc.

15776 Laguna Canyon Road, Irvine, Orange County, CA 92618

Schedule 4.15(c) - Locations of Loan Parties

Loan Party	Chief Executive Office
Boot Barn, Inc.	15776 Laguna Canyon Road, Irvine, Orange County, CA 92618
Boot Barn Holding Corporation	15776 Laguna Canyon Road, Irvine, Orange County, CA 92618
RCC Western Stores, Inc.	15776 Laguna Canyon Road, Irvine, Orange County, CA 92618
Baskins Acquisition Holdings, LLC	15776 Laguna Canyon Road, Irvine, Orange County, CA 92618

Baskins Acquisition Holdings, LLC changed its chief executive office location within the last twelve (12) months from 10203 Birchridge Drive, Suite 500 Humble, Harris County, TX 77338 to the address above.

Schedule 4.15(c)

Schedule 4.15(h)(1) — Blocked Account Banks

Wells Fargo Bank and BBVA Compass

Schedule 4.15(h)(2) — Deposit and Investment Accounts

Loan Party	Financial Institution	Account Numbers

Borrower	PNC Bank	• Funding Account: [***] • Internet Credit Cards: [***] • Store Credit Cards: [***] • Wire Transfers and Other Deposits: [***] • RCC Collection: [***] • RCC Credit Card: [***]

	City National Bank	• Payroll Account: [***]

	Wells Fargo Bank	• Account: [***]

	BBVA Compass	• Account: [***]

	Chase Bank	• Account: [***]

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.15(h)

Schedule 5.2(a) - States of Qualification and Good Standing

Loan Party	State of Incorporation	Other States in Which Loan Party is Qualified to do Business

Boot Barn Holding Corporation	Delaware	None

Boot Barn, Inc.	Delaware	California Wyoming Arizona Texas

RCC Western Stores, Inc.	South Dakota	None

Baskins Acquisition Holdings, LLC	Delaware	Texas

Schedule 5.2(a)

Schedule 5.9 - Intellectual Property; Source Code Escrow Agreement

Listed below are trademarks pending or registered by the Loan Parties. Parent Holdco or Borrower intends to abandon those trademarks whose registration numbers are marked with an asterisk (*) when the registrations for such trademarks come up for renewal, as they are no longer material to the business of Parent Holdco or Borrower, as applicable.

Mark	Registration number Registration date	Application number	Current Owner

BOOT BARN	2,307,397 01/11/2000	75/579,578	Boot Barn, Inc.

	3,696,624 10/13/2009	77/467,382	Boot Barn, Inc.

WESTERN WAREHOUSE	1,197,321* 06/08/1982	73,229,113	Boot Barn, Inc.

WESTERN WAREHOUSE	1,786,004 08/03/1993	74/334,293	Boot Barn, Inc.

CORRAL WEST	3,135,148 8/29/2006	78/569,082	Boot Barn, Inc.

CORRAL WEST RANCHWEAR	3,135,156 08/29/2006	78/569,628	Boot Barn, Inc.

CWR WORKWEAR DEPOT	CANCELED

CWR	CANCELED

CODY JAMES	1,818,497 01/25/1994	74/209,357	Boot Barn, Inc.

JOB SITE	2,193,695 10/06/1998	75/346,364	Boot Barn, Inc.

AMERICAN WORKER HEAD TO TOE WORK WEAR	3,941,630 04/05/2011	77/891,409	Boot Barn, Inc.

SHYANNE	3,615,901 05/05/2009	77/584,307	Boot Barn, Inc.

STINKY BOOT	4247245 11/20/2012	85/465,810	Boot Barn, Inc.

Schedule 5.9 - 1

Mark	Registration number Registration date	Application number	Current Owner

	N/A	85722240	Boot Barn, Inc.

	N/A	85718520	Boot Barn, Inc.

RCC WESTERN STORES	3,676,190 9/01/2009	77673023	Boot Barn, Inc.

	3,685,540 9/22/2009	77673019	Boot Barn, Inc.

	4,164,753 6/26/2012	85506201	Boot Barn, Inc.

RCC WESTERN WEAR	4,164,271 6/26/2012	85457801	Boot Barn, Inc.

Baskins	4256229 12/11/2012	85446448	Boot Barn, Inc.

	4157456 6/12/2012	85446755	Boot Barn, Inc.

Diamond B	3541365 12/2/2008	77293760	Boot Barn, Inc.

	3457163 7/1/2008	77294779	Boot Barn, Inc.

Schedule 5.9 - 2

Mark	Registration number Registration date	Application number	Current Owner

Outfitting Texans Since 1972	4260163 12/18/2012	85446958	Boot Barn, Inc.

The Official Western Store of Texas	4326046 4/23/2013	85446863	Boot Barn, Inc.

	CANCELED

Below is a list of registered domain names that are owned and/or used by the Loan Parties. Certain of the domain names listed below include the business names and/or trademarks of third parties and those third parties may claim rights in such domain names.

Domain Name	Owner	Expires	Registrar
alligatorboots.com	Boot Barn	03-Feb-2014	Network Solutions, LLC
americanworker.com	Boot Barn	28-Jan-2016	Network Solutions, LLC
belt.org	Boot Barn	02-Feb-2014	Network Solutions LLC
Belts.org	Boot Barn	03-Feb-2014	Network Solutions LLC
blowoutbarn.com	Boot Barn	29-Jun-2013	Network Solutions, LLC
bootbarn.biz	Boot Barn	11-Feb-2014	Network Solutions LLC
bootbarn.bz	Boot Barn	12-Feb-2014	Network Solutions, LLC
bootbarn.com	Boot Barn	14-Mar-2016	Network Solutions, LLC
Boot-barn.com	Boot Barn	03-Feb-2014	Network Solutions, LLC
bootbarn.info	Boot Barn	12-Feb-2014	Network Solutions
bootbarn.net	Boot Barn	04-Dec-2013	Network Solutions, LLC
Boot-barn.net	Boot Barn	03-Feb-2014	Network Solutions, LLC
bootbarn.org	Boot Barn	23-Jan-2014	Network Solutions LLC
Boot-barn.org	Boot Barn	03-Feb-2014	Network

Schedule 5.9 - 3

Domain Name	Owner	Expires	Registrar
Solutions LLC
bootbarn.tv	Boot Barn	12-Feb-2014	Network Solutions LLC
bootbarn.ws	Boot Barn	12-Feb-2014	Network Solutions, LLC
bootbarnoutlet.com	Boot Barn	29-Jun-2013	Network Solutions, LLC
bootbarnrsp.com	Boot Barn	07-Mar-2016	Network Solutions, LLC
boots.org	Boot Barn	13-Jul-2014	Network Solutions, LLC
boots-online.com	Boot Barn	02-Feb-2016	Network Solutions, LLC
bootsonline.net	Boot Barn	23-Jan-2014	Network Solutions, LLC
boots-online.net	Boot Barn	03-Feb-2014	Network Solutions, LLC
buyboots.net	Boot Barn	02-Feb-2014	Network Solutions, LLC
corralwest.com	Boot Barn	14-Nov-2014	Network Solutions, LLC
corral-west.com	Boot Barn	29-Apr-2015	Network Solutions, LLC
corralwest.net	Boot Barn	29-Apr-2015	Network Solutions, LLC
corral-west.net	Boot Barn	16-Aug-2013	Network Solutions, LLC
corralwest.org	Boot Barn	31-Aug-2015	Network Solutions LLC
corralwestranchwear.com	Boot Barn	15-Feb-2014	Network Solutions, LLC
country-western.net	Boot Barn	03-Feb-2014	Network Solutions, LLC
countrywestern.org	Boot Barn	03-Feb-2014	Network Solutions LLC
country-western.org	Boot Barn	04-Feb-2014	Network Solutions LLC
cowboy-boot.com	Boot Barn	03-Feb-2014	Network Solutions, LLC
cowboyboot.net	Boot Barn	13-Jul-2014	Network Solutions, LLC
cowboy-boot.net	Boot Barn	03-Feb-2014	Network Solutions, LLC
cowboyboot.org	Boot Barn	23-Jan-2014	Network Solutions LLC

Schedule 5.9 - 4

Domain Name	Owner	Expires	Registrar
cowboyboots.net	Boot Barn	12-Jul-2014	Network Solutions, LLC
lizardboots.com	Boot Barn	02-Feb-2014	Network Solutions, LLC
onlygreatpeopleapply.com	Boot Barn	20-Jun-2014	Network Solutions, LLC
rccwesternstores.ws	Boot Barn	20-Sep-2015	Network Solutions, LLC
strawhats.com	Boot Barn	29-Jan-2014	Network Solutions, LLC
timsbootbarn.com	Boot Barn	27-Dec-2014	Network Solutions, LLC
western-online.com	Boot Barn	28-Jan-2014	Network Solutions, LLC
western-online.net	Boot Barn	02-Feb-2014	Network Solutions, LLC
westernonline.org	Boot Barn	02-Feb-2014	Network Solutions LLC
western-online.org	Boot Barn	03-Feb-2014	Network Solutions LLC
westernwarehouse.com	Boot Barn	17-Apr-2015	Network Solutions, LLC
western-wear.net	Boot Barn	23-Jan-2014	Network Solutions, LLC
westernwear.org	Boot Barn	23-Jan-2014	Network Solutions LLC
western-wear.org	Boot Barn	02-Feb-2014	Network Solutions LLC
wootbarn.com	Boot Barn	29-Jun-2013	Network Solutions, LLC
work-boot.com	Boot Barn	03-Feb-2014	Network Solutions, LLC
workboot.org	Boot Barn	24-Jan-2014	Network Solutions LLC
workbootbarn.com	Boot Barn	03-Feb-2014	Network Solutions, LLC
workbootbarn.net	Boot Barn	02-Feb-2014	Network Solutions, LLC
work-boots.com	Boot Barn	02-Feb-2014	Network Solutions, LLC
workboots.net	Boot Barn	12-Jul-2014	Network Solutions, LLC
workgear.net	Boot Barn	04-Feb-2014	Network Solutions, LLC
work-wear.net	Boot Barn	03-Feb-2014	Network

Schedule 5.9 - 5

Domain Name	Owner	Expires	Registrar
Solutions, LLC
workzoneusa.com	Boot Barn	03-Feb-2014	Network Solutions, LLC
americanlifestyle.com	Boot Barn	1/5/2018	GoDaddy
boothillvaldosta.com	Boot Barn	11/7/2017	GoDaddy
codyjames.biz	Boot Barn	1/24/2015	GoDaddy
codyjames.mobi	Boot Barn	1/25/2015	GoDaddy
codyjames.us	Boot Barn	1/24/2015	GoDaddy
foranamericanlifestyle.com	Boot Barn	1/5/2018	GoDaddy
rapidcityclothing.com	Boot Barn	1/5/2018	GoDaddy
rccwestern.com	Boot Barn	5/16/2019	GoDaddy
rccwesternjobs.com	Boot Barn	7/1/2016	GoDaddy
rccwesternoutlet.com	Boot Barn	1/5/2018	GoDaddy
rccwesternstore.com	Boot Barn	12/10/2017	GoDaddy
rccwesternstores.com	Boot Barn	1/10/2019	GoDaddy
rccwesternstoresinc.com	Boot Barn	1/2/2018	GoDaddy
rccwesternwear.com	Boot Barn	8/10/2020	GoDaddy
rccwesternworld.com	Boot Barn	1/5/2018	GoDaddy
shyanne.biz	Boot Barn	1/24/2015	GoDaddy
shyanne.mobi	Boot Barn	1/25/2015	GoDaddy
shyanne.us	Boot Barn	1/24/2015	GoDaddy
thecoyboysuperstore.com	Boot Barn	1/5/2018	GoDaddy
westernwaysd.com	Boot Barn	1/5/2018	GoDaddy
wishfulthinkingfl.com	Boot Barn	3/17/2019	GoDaddy
wishfulthinkingwestern.com	Boot Barn	1/5/2018	Go Daddy
workwarehousesd.com	Boot Barn	1/5/2018	Go Daddy
Baskins.biz	Baskins	6/6/2014	Network Solutions, LLC
Baskins.com	Baskins	9/9/2015	Network Solutions, LLC
Baskins.net	Baskins	6/6/2014	Network Solutions, LLC
Baskins.org	Baskins	6/6/2014	Network Solutions, LLC
Baskinsindustrial.com	Baskins	2/5/2019	Hostmonster
Baskinswestern.com	Baskins	1/16/2014	Hostmonster
Troubadourboots.com	Baskins	2/10/2014	Hostmonster
Troubadourbootsonline.com	Baskins	2/10/2014	Hostmonster

1.                                      No Loan Party is the owner of any material software and as a result is neither in possession of source code or object code related to any material software owned by Parent Holdco or Borrower, nor is a beneficiary of a source code escrow agreement with respect to any material software owned by Parent Holdco or Borrower.  Parent Holdco

Schedule 5.9 - 6

and/or Borrower license the following software from third parties (excluding licensed software that is licensed on generally available standard terms for internal use which is not listed below), and have entered into source code escrow agreements with respect to certain of such third party software, as identified below:

(a)       Software as a Service Master Agreement dated February 26, 2008 among NSB Retail Solutions Inc. and Boot Barn, Inc., together with schedules thereto and statements of work agreed upon thereunder.

(b)       Source Code Escrow Agreement between NSB Retail Inc. and Boot Barn, Inc., dated February 26, 2008, regarding source code escrow held by Data Securities International, Inc.

(c)       Master Subscription and Services Agreement dated March 24,  2010 among Demandware, Inc. and Boot Barn, Inc.

(d)       Two-Party Escrow Service Agreement dated April 22, 2005 among Demandware, Inc., Iron Mountain Intellectual Property Management, Inc.  Boot Barn, Inc. is in process of enrolling as a beneficiary under such agreement.

(e)       Software Licensing Agreement dated April 6, 2010 among MainStreet Commerce LC and Boot Barn, Inc.

(f)        Three-Party Master Depositor Escrow Service Agreement dated February 26, 2010 among MainStreet Commerce LC, Iron Mountain Intellectual Property Management, Inc. Boot Barn, Inc. is in process of enrolling as a beneficiary under such agreement.

(g)       PowerReviews Master Terms, and Conditions and Product Reviews Service Schedule agreed upon thereunder, among PowerReviews, Inc. and Boot Barn, Inc. dated April 28, 2010

(h)       Service Agreement dated November 2, 2010 among MyBuys, Inc. and Boot Barn, Inc.

(i)        Order Form and End User Agreement, each dated April 30, 2010, among Coremetrics, Inc. and Boot Barn, Inc.

(j)        License Agreement dated April 14, 2010 among Kenshoo, Inc. and Boot Barn, Inc.

Schedule 5.9 - 7

Schedule 5.31 - Insurance

Named Insured: Boot Barn, Inc., Boot Barn Holding Corporation, WW Top Investment Corporation; WW Holding Corp., RCC Western Stores, Inc., and Baskins Acquisition Holdings, LLC; Wishful Thinking; Baskins Western & Work Wear

Commercial Property Coverage Summary

Carrier:   Travelers Property Casualty

Policy No.: 630930K5860

Policy Term: 10/01/13 to 10/01/14

Blanket Description of Coverage or Property	Limits of Insurance
Buildings	$36,026,910
Your Business Personal Property (Excluding Stock) Includes: • EDP Equipment, • Data & Media, • Tenant Improvements & Betterments	$25,721,775
Stock (Peak Season)	$105,753,800
Personal Property of Others	Included
Business Income including Rental Value and Ordinary Payroll with Extended Business Income for 180 Days	$46,658,419
Earthquake, per occurrence & policy aggregate • CA & NV Scheduled Locations • Non CA & Non NV Scheduled Locations	$1,000,000 $2,500,000
Flood coverage, per occurrence & policy aggregate •Flood zone locations •Non flood zone locations	$1,000,000 $2,500,000

Deductibles	Occurrence
Property — All other perils	$5,000
Business Income	24 Hours
Utility Services	24 Hours
Earthquake — Time Element	72 Hours
Earthquake — CA & NV Covered Locations Other Covered Locations	$100,000 $25,000
Flood — Scheduled Premises not in flood zones - Scheduled Premises in flood zones - Time Element	$25,000 $100,000 72 Hours
Windstorm or Hail — TX, LA, FL	5%/$100,000 72 Hours for Time Element

Schedule 5.31

Commercial General Liability Coverage Summary

Carrier: Travelers Property Casualty

Policy No.:  630930K5860

Policy Term:         10/01/13 to 10/01/14

Type of Coverage	Limit of Liability	Description
Total Aggregate Limit	$25,000,000	Total Annual Aggregate
General Aggregate Limit	$2,000,000	The most the company will pay for the sum of medical expenses, premises/operations claims and claims paid under the Personal/Advertising Injury coverage.
Premises/Operations-Each Occurrence	$1,000,000	Insures against damages from bodily injury/property damages from ownership, maintenance or use of premises or operations in progress.
Products/Completed Operations Aggregate Limit	$2,000,000	The most the company will pay for damages arising from the products/completed operations hazard.
Products/Completed Operations- Each Occurrence	$1,000,000

Insures against damages resulting from bodily Injury/property damage resulting from your products or work (when the damage occurs away from premises you own or rent, unless products are for consumption on premises.

Personal/Advertising Injury Limit	$1,000,000

Insures against claims of false arrest, detention, imprisonment or malicious prosecution, violation of right of privacy, wrongful entry/eviction and claims of libel, slander, defamation of character, product disparagement, piracy, copyright infringement arising from advertising of goods/products/services.

Fire Damage Limit — Any One Fire	$1,000,000	Covers liability from damage by peril of fire to structures rented by you.
Employee Benefits Liability	$1,000,000 $2,000,000 None	Occurrence Limit Aggregate Limit Deductible — Each Claim Retroactive Date: 10/1/2012

Commercial Automobile Coverage Summary

Carrier: Travelers Property Casualty

Policy No.: 810930K5860

Policy Term: 10/01/13 to 10/01/14

Coverage	Symbol	Limit or Deductible
Bodily Injury & Property Damage — CSL	1	$1,000,000
Medical Payments	2	$5,000
Personal Injury Protection	5	Statutory Minimum Limits
Uninsured Motorists Liability	2	$1,000,000
Underinsured Motorists Liability	2	$1,000,000
Comprehensive Deductible-Scheduled Vehicles	2	See Vehicle Schedule
Collision Deductible-Scheduled Vehicles	2	See Vehicle Schedule
Hired & Non-owned Automobile Liability	8, 9	$1,000,000
Hired Car Physical Damage Limit	8	Actual Cash Value or Cost of Repair, whichever is less, minus deductible
Hired Car Physical Damage — Comprehensive Deductible	8	$1,000
Hired Car Physical Damage Limit — Collision Deductible	8	$1,000
Rental Reimbursement		No. of Days: 30 Amount Per Day: $50 Any One Period: $1,500

Symbol Key

Symbol	Description
1	Any Auto
2	Owned Autos Only
3	Owned Private Passenger Autos Only
4	Owned Autos Other Than Private Passenger Autos Only
5	Owned Autos Subject to No-Fault
6	Owned Autos Subject to Compulsory Uninsured Motorists Las
7	Specifically Described Autos
8	Hired Autos Only
9	Non-owned Autos Only
19	Mobile Equipment Subject to Compulsory Financial Responsibility or Other Motor Vehicle Insurance Law Only

Commercial Workers Compensation Coverage Summary

Carrier: Travelers Property Casualty

Policy No.: UB930K5860

Policy Term: 10/01/13 to 10/01/14

Workers Compensation Benefits (A):

States:                        AZ, CA, CO, FL, GA, IA, ID, IL, IN, LA, MN, MO, MT, NV, NM, NC, OR, SD, TN, TX, UT, WI

Employers Liability (B):

Bodily Injury by Accident	$1,000,000	Each Accident
Bodily Injury by Disease	$1,000,000	Policy Limit
Bodily Injury by Disease	$1,000,000	Each Employee

Additional Coverage:

Other States Coverage	(Except Monopolistic States) North Dakota, Ohio, Washington, Wyoming - Providing Employers Liability - Stop Gap for North Dakota and Wyoming

Commercial Umbrella Liability Coverage Summary

Carrier: Travelers Property Casualty

Policy No: CUP930K5860

Policy Term: 10/01/13 to 10/01/14

Coverage	Limit of Liability
Any one Occurrence	$15,000,000
Annual Aggregate	$15,000,000
Retained Limit	None

International Coverage Summary

Carrier: Continental Insurance Company

Policy No.: PST422337630

Policy Term: 10/01/13 to 10/01/14

Territory:	Anywhere in the world except the United States, its territories and Possessions, Puerto Rico, Canada and excluding any insurance transactions prohibited by law or regulation of any country.
(For the latest information on sanctions please refer to the Office of Foreign Assets Control section on the U.S. Department of the Treasury website http://www.treas.gov/ofac.)

Jurisdiction:	Worldwide, except any insurance transactions which are subject to trade or economic embargoes imposed by the laws or regulations of any country.

General Info.:	90 Days Notice of Cancellation
10 Days Cancellation for Non-Payment
30 Days Notice for Non-Renewal
Broad Named Insured Wording

Property:

Description of Premises	Limit of Insurance	Deductible
Business Personal Property at Undesignated Locations	$25,000	$2,500

Terms:  Replacement Cost, No Coinsurance Penalty

Endorsements amending standard form:

•     War or Terrorist Action Exclusion

•     Computer Virus and Systems Penetration Exclusion

•     Total Mold Exclusion

Ocean Cargo Coverage & Domestic Transportation:

Commodity Description	Prem. Rating Basis	Rate
Footwear — Personal Property at undesignated Locations and In Transit	Annual/$600,000	$.28

Limits of Insurance:

	Limit of Liability	Deductibles
Any one conveyance	$250,000	$2,500
Any one on-deck conveyance	$25,000	$2,500
Per package by mail or parcel post	$500	$0

Coverage Type:	All Risk
Transportation Information:	Trucks, Steamer and/or Air
Valuation:	CIF plus 10%

Endorsements amending standard form:
Strikes, Riots & Civil Commotions
Economic and Trade Sanctions Condition
AIMU Extended Radioactive Contamination Exclusion Clause & Chemical
Biological etc. Exclusion Clause

Other: Insurance Coverage for Acts of Terrorism Option

General Liability Limits of Insurance:

Coverage	Each Occurrence	Aggregate
Bodily Injury & Property Damage	$1,000,000	$2,000,000
Products/Completed Operations	$1,000,000	$1,000,000
Personal and Advertising Injury	$1,000,000	$1,000,000
Premises Legal Liability	$1,000,000	$1,000,000
Medical Expense	$10,000 Per person $50,000 Per accident	Incl. in BI/PD Aggregate Incl. in BI/PD Aggregate
Employee Benefit	$1,000,000 Each employee $1,000,000 Aggregate $1,000 Deductible	Occurrence Form with Prior Acts Excluded

Crime Limits of Insurance:

Coverage Descriptions	Limits of Insurance	Deductible
Employee Dishonesty	$25,000	$2,500
Forgery & Alteration	$25,000	$2,500
Theft	$25,000	$2,500
Computer Fraud	$25,000	$2,500
Extortion	$25,000	$2,500
Robbery and Burglary	$25,000	$2,500
Electronic Wire Transfer Communications Fraud	$25,000	$2,500
Counterfeit US/Canadian Paper Currency and Money Orders	$25,000	$2,500

Additional Coverages/Coverage Extensions:

	Sub-Limit	Deductible
Loss outside policy territory (Aggregate — All Coverages)	$5,000	$2,500

International Travel Accident

Exposure (Class) Description	Prem. Rating Basis
US Nationals — Annual	N/A
US Nationals — Day	90 Days
Medical Expenses	Included
No. of dependents (incl. spouse)	Included

Coverage Details:

Coverage	Class Applicable	Principal Sum
Broad Business Trip Coverage	Class 1	$100,000
Spouse Coverage while on Business or Relocation Trip	Class 2	$25,000
Dependent Coverage while on Business or Relocation Trip	Class 3	$10,000
Medical Expense Accident	Class 1	$10,000

Aggregate Limit of Indemnity:	$500,000 - Per Accident

Description of Insured Persons:

Class 1: All North American employees of the Holder, who are citizens or legal permanent residents of the United States.

Class 2: All Spouses of an Insured Class 1 employee

Class 3: All dependent child(ren) of an Insured Class 1 employee

Endorsements amending standard form: Economic and Trade Sanctions Condition

International Auto Limits of Insurance:

Coverages	Limits
Bodily Injury/Property Damage Liability for any one occurrence — Combined Single Limit	$1,000,000
Auto medical expense coverage, each person	$10,000
Auto medical expense coverage, each accident	$50,000
Hired DIC/Excess Physical Damage	$2,500 Per Accident $25,000 Policy Period

Coverage is DIC/Excess over local compulsory limits, whichever is greater.

International Foreign Voluntary Workers’ Compensation and Employers Liability Coverage:

Limits of Insurance:

Workers Compensation Insurance:
U.S./Canadian Employees	State of Hire Benefits
Third Country Nationals	Country of Origin Benefits
Local Nationals	Employers Liability Only
Employers Liability Insurance:
Bodily Injury by Accident (each accident)	$1,000,000
Bodily Injury by Disease (policy limit)	$1,000,000
Bodily Injury by Disease (each employee)	$1,000,000

International Kidnap and Ransom/Wrongful Detention Coverage:

Limits of Insurance:

Each Occurrence	Total Policy Aggregate	Deductible
$50,000	$50,000	$0

International Confiscation, Expropriation and Nationalization Coverage:

Limits of Insurance:

Each Occurrence	Total Policy Aggregate	Deductible
$25,000	$25,000 Subject to a 120 days waiting period	0

Cyber Liability Coverage Summary

Carrier: AIG Specialty Insurance Co

Policy No: 01-541-04-81

Policy Term: 10/01/13 to 10/01/14

Coverage	Limit of Liability
Limit of Liability	$3,000,000
Media Content Insurance	$3,000,000
Security and Privacy Insurance	$3,000,000
Regulatory Action Sublimit of Liability	$3,000,000
Network Interruption	$3,000,000
Event Management Insurance	$500,000
Cyber Extortion Insurance	$3,000,000
Crisis Fund Insurance	$100,000
Retention	$50,000

Schedule 7.10 — Transactions with Affiliates

WW Top Investment Corporation Stockholder Agreement dated as of December 12, 2011, by and among FS Equity Partners VI, L.P., FS Affiliates VI, L.P., Other Stockholders, WW Top Investment Corporation and Boot Barn Holding Corporation, as amended from time to time.

That certain lease between Baskins and Don C. and Annita Baskin d/b/a BASKiN’s Rent Properties for the property located at 620 Pan American Drive, Livingston, Texas 77351

That certain lease between Baskins and Don C. and Annita Baskin d/b/a BASKiN’s Rent Properties for the property located at 327 S. Wheeler St., Jasper, Texas 75951

That certain lease between Baskins and Don C. and Annita Baskin d/b/a BASKiN’s Rent Properties for the property located at 118 Col. Etheredge Blvd., Huntsville, Texas 77340

That certain lease between The Meany Family Trust dated February 22, 1994 for the property located at 607 North Tustin, Orange, California 92867

That certain lease between BV Properties, A General Partnership for the property located at 27250 Madison Avenue, Ste A & B, Temecula, California 92590

That certain lease between 1340 Spring Street, PR, LLC. for the property located at 1340 Spring Street, Paso Robles, California 93446

That certain lease between KPM Management, LLC for the property located at 7020 Topanga Canyon Blvd., Canoga Park, CA 91303

That certain lease between KPM Management, LLC for the property located at 3913 Buck Owens Blvd., Bakersfield, California 93308

That certain lease between KPM Management, LLC for the property located at 1710 S. Alma School Road, Kearny Mesa, Arizona 85210

That certain lease between KPM Management, LLC for the property located at 1799 Retherford Street, Tulare, California 93274

Schedule 7.10

Schedule 7.11- Management Fees

Boot Barn, Inc. will pay Greg Bettinelli an annual fee of $30,000 for his services on the company’s Board of Directors.

Boot Barn, Inc. will pay Peter Starrett an annual fee of $40,000 for his service on the company’s Board of Directors.

Schedule 7.11